Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Bernard H. Clineburg,
Tysons Corner, Virginia		Chairman & Chief Executive Officer
October 24, 2007
or

Mark Wendel,
EVP & Chief Financial Officer
Mark Wendel,
703-584-3400

 CARDINAL REPORTS THIRD QUARTER RESULTS

Loan Growth Increases 21%, Credit Quality Remains Excellent

Cardinal Financial Corporation (NASDAQ: CFNL) (the “Company”) today reported net income (loss) of ($606) thousand and $3.1 million, equivalent to ($0.02) and $0.12 per diluted share, for the three and nine month periods ended September 30, 2007, respectively.  This compares to net income of $255 thousand and $5.2 million, or $0.01 and $0.21 per diluted share, for the same periods of 2006.  Current quarter and year to date results included $2.5 million in after-tax expenses that arose from an escrow arrangement with Liberty Growth Fund, LP and AIMS Worldwide, Inc. (OTCBB:AMWW.OB), as disclosed earlier this month.  Operating earnings, which does not include expenses related to this event, were $1.9 million and $5.6 million, equivalent to $0.08 and $0.23 per diluted share, for the respective periods. This compares to operating earnings of $2.2 million and $7.1 million, equivalent to $0.09 and $0.28 per diluted share, respectively, for the three and nine month periods ended September 30, 2006.  This release includes a table reconciling operating earnings to GAAP net income for the 2007 and 2006 periods presented.

Selected Financial Highlights

Third Quarter, 2007 compared to Third Quarter, 2006

•                  Asset quality remains excellent.  Non-accrual loans were less than 0.01% of loans receivable as of quarter end.

•                  The Company’s equity position remains very strong with all ratios exceeding the “well-capitalized” regulatory thresholds.

•                  The Company continues to experience robust loan demand as the portfolio grew to $974 million, a 21% increase compared to a year ago.

•                  Consolidated assets were $1.678 billion versus $1.549 billion at September 30, 2006, an increase of 8.3%.

•                  Net interest margin increased slightly to 2.65% during the third quarter 2007, from 2.64% in the second quarter 2007 and up from 2.60% in the first quarter of 2007.

•                  The Company’s mortgage banking subsidiary remained profitable in a difficult climate and reported net income of $429 thousand for the quarter and $1.5 million year-to-date.

Highlights of Banking Operations

For the quarter ended September 30, 2007, the traditional banking operations of Cardinal Bank reported earnings of $1.8 million, compared to $2.2 million for the same quarter of 2006.  For these comparable quarters, net interest income increased to $10.0 million, versus $9.6 million, due to average earning assets increasing by $152 million.  Non-interest income increased to $1.0 million versus $800 thousand.

These improvements in income were offset by the provision for loan losses, which increased to $915 thousand from $230 thousand.  The increase in the provision for loan losses was due to $416 thousand of loans charged off during the quarter and the significant loan growth as the Company maintained its allowance for loan losses at 1.12%, the same as at June 30, 2007.

Non-interest expenses increased by $561 thousand when comparing the third quarter year over year, primarily due to increases related to the addition of two new branches in 2007 and FDIC insurance.  On a linked quarter basis, non-interest expense decreased $138 thousand and net interest income increased $249 thousand resulting in a reduction in the efficiency ratio from 71.4% to 68.5%.

For the three month period ended September 30, 2007, average assets of the Bank were $1.650 billion, an increase of 12% over $1.470 billion at September 30, 2006. Portfolio loans receivable grew $167 million, or 21%, to $974 million at September 30, 2007, from $807 million at September 30, 2006.

Non-accrual loans at September 30, 2007 were $86 thousand, or less than 0.01% of loans receivable, and total loans past due more than 30 days were $557 thousand. The allowance for loan losses was 1.12% of loans at September 30, 2007, compared to 1.14% at September 30, 2006.

Highlights of Mortgage Banking Operations

For the current quarter, George Mason Mortgage reported net income of $429 thousand, compared to $547 thousand for the same quarter of 2006.   Year-to-date net income was $1.482 million, versus $1.566 million for the same period in 2006.  Since the end of the second quarter, the Company’s mortgage operations reduced staff by 20 positions.  Given the economic conditions of the market place, the Company continues to closely monitor expenses at this subsidiary.

Highlights Of Wealth Management And Trust Services

The Company’s wealth management subsidiaries contributed $253 thousand toward operating earnings during the current quarter, compared to a loss of ($67) thousand in the year ago quarter.  Year-to-date operating earnings were $545 thousand versus a loss of ($82) thousand for the same period last year.

MANAGEMENT COMMENTS

Bernard H. Clineburg, Chairman and Chief Executive Officer of the Company, said:

“Although I am extremely disappointed with our announcement earlier this month regarding the Company’s role as escrow agent in connection with the equity financing arrangement between Liberty Growth Fund and AIMS Worldwide, we remain committed to our recovery efforts while working with law enforcement to close this matter.  I am otherwise satisfied with the operating results for the quarter, given the current challenging economic environment.  Quality loan growth continued at a strong pace.  Our asset quality remains among the industry’s best with minimal charge-offs, non-performing loans and past due loans.  Every day we monitor the risk management aspects to our credit underwriting process and take a conservative approach all the while developing deep relationships with our customers.

Production has fallen in 2007 at our George Mason subsidiary due to tightening credit conditions and the slowdown in the regional housing market.  We continually analyze the operations and expense controls we implement. Thus far, this unit is maintaining profitability, and the management team remains cautiously optimistic about the future.

As recently announced, John Mockoviak joined our management team to lead the Wealth Management and Trust Services group and to further enhance the performance in this line of business.  We are excited to have John with Cardinal as he brings over 30 years of local and national sales leadership experience in wealth, trust and asset management.

While our performance in the third quarter was impacted by the one time loss, we can now focus on the things that have made Cardinal a strong turnaround success story —quality asset growth and outstanding customer service.  I have never been more confident of our employees delivering on those core strengths.  We, the board and management, are steadfast in our commitment to maximize the value of the Cardinal franchise.”

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements contain information related to matters such as the Company’s intent, belief or expectation with regard to such matters as financial and operational performance, credit quality and branch expansion. Such statements are necessarily based on management’s assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond the control of the Company. Such risks and uncertainties could cause actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other reports filed with and furnished to the Securities and Exchange Commission.

About Cardinal Financial Corporation: Cardinal Financial Corporation, a financial holding company headquartered in Tysons Corner, Virginia with assets of $1.678 billion at September 30, 2007, serves the Washington Metropolitan region through its wholly-owned subsidiary, Cardinal Bank, with 25 conveniently located banking offices. Cardinal also operates several other subsidiaries: George Mason Mortgage, LLC, a residential mortgage lending company based in Fairfax, with seven offices throughout the Washington Metropolitan region; Cardinal Trust and Investment Services, a trust division; Cardinal Wealth Services, Inc., a full-service brokerage company; and Wilson/Bennett Capital Management, Inc., an asset management company. The Company’s stock is traded on NASDAQ (CFNL). For additional information please visit our Web site at www.cardinalbank.com or call (703) 584-3400.

Cardinal Financial Corporation and Subsidiaries

Summary Statements of Condition

September 30, 2007,  December 31, 2006 and September 30, 2006

(Dollars in thousands)

				% Change
	September 30, 2007	December 31, 2006	September 30, 2006	Current Year	Year Over Year
	(Unaudited)		(Unaudited)
Cash and due from banks	$17,860	$24,585	$17,176	-27.4%	4.0%
Federal funds sold	25,750	11,491	38,838	124.1%	-33.7%

Investment securities available-for-sale	343,517	231,631	230,325	48.3%	49.1%
Investment securities held-to-maturity	82,740	97,665	102,662	-15.3%	-19.4%
Total investment securities	426,257	329,296	332,987	29.4%	28.0%

Other investments	12,674	9,158	6,666	38.4%	90.1%
Loans held for sale, net	144,448	338,731	258,062	-57.4%	-44.0%

Loans receivable, net of fees	973,518	845,449	806,591	15.1%	20.7%
Allowance for loan losses	(10,857)	(9,638)	(9,205)	12.6%	17.9%
Loans receivable, net	962,661	835,811	797,386	15.2%	20.7%

Premises and equipment, net	18,892	20,039	20,446	-5.7%	-7.6%
Goodwill and intangibles, net	17,303	17,493	17,557	-1.1%	-1.4%
Bank-owned life insurance	31,931	30,646	30,212	4.2%	5.7%
Other assets	19,824	21,179	29,815	-6.4%	-33.5%

TOTAL ASSETS	$1,677,600	$1,638,429	$1,549,145	2.4%	8.3%

Non-interest bearing deposits	$127,119	$123,301	$120,424	3.1%	5.6%
Interest bearing deposits	1,010,751	1,095,581	1,056,435	-7.7%	-4.3%
Total deposits	1,137,870	1,218,882	1,176,859	-6.6%	-3.3%

Other borrowed funds	322,388	194,631	151,053	65.6%	113.4%
Mortgage funding checks	17,776	46,159	45,393	-61.5%	-60.8%
Escrow liabilities	1,594	3,229	5,631	-50.6%	-71.7%
Other liabilities	41,911	19,655	17,602	113.2%	138.1%

Shareholders' equity	156,061	155,873	152,607	0.1%	2.3%

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,677,600	$1,638,429	$1,549,145	2.4%	8.3%

Cardinal Financial Corporation and Subsidiaries

Summary Income Statements

 Three and Nine Months Ended September 30, 2007 and 2006

(Dollars in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2007	2006	% Change	2007	2006	% Change
Net interest income	$10,333	$10,420	-0.8%	$30,401	$31,526	-3.6%
Provision for loan losses	(915)	(230)	297.8%	(1,670)	(870)	92.0%
Net interest income after provision for loan losses	9,418	10,190	-7.6%	28,731	30,656	-6.3%

Service charges on deposit accounts	505	418	20.8%	1,472	1,176	25.2%
Loan service charges	365	386	-5.4%	1,187	1,567	-24.3%
Investment fee income	1,101	849	29.7%	3,236	2,486	30.2%
Net gain on sales of loans	2,093	2,455	-14.7%	7,157	7,753	-7.7%
Management fee income	229	583	-60.7%	899	1,665	-46.0%
Other non-interest income	450	271	66.1%	1,410	1,019	38.4%
Total non-interest income	4,743	4,962	-4.4%	15,361	15,666	-1.9%

Net interest income and non-interest income	14,161	15,152	-6.5%	44,092	46,322	-4.8%

Salaries and benefits	5,592	6,195	-9.7%	18,237	18,224	0.1%
Occupancy	1,362	1,399	-2.6%	3,989	3,902	2.2%
Depreciation	748	831	-10.0%	2,345	2,369	-1.0%
Data processing	345	362	-4.7%	1,044	1,002	4.2%
Telecommunications	278	316	-12.0%	856	937	-8.6%
Loss related to escrow arrangement	3,500	—	100.0%	3,500	—	100.0%
Impairment of goodwill & other intangible assets	—	2,927	-100.0%	—	2,927	-100.0%
Other operating expense	3,644	3,015	20.9%	10,169	9,564	6.3%
Total non-interest expense	15,469	15,045	2.8%	40,140	38,925	3.1%
Net income before income taxes	(1,308)	107	-1322.4%	3,952	7,397	-46.6%
Provision for income taxes	(702)	(148)	374.3%	851	2,209	-61.5%
NET INCOME (LOSS)	$(606)	$255	-337.6%	$3,101	$5,188	-40.2%

Earnings (loss) per common share - basic	$(0.02)	$0.01	-339.4%	$0.13	$0.21	-40.3%
Earnings (loss) per common share - diluted	$(0.02)	$0.01	-344.2%	$0.12	$0.21	-40.1%
Weighted-average common shares outstanding - basic	24,253,187	24,430,917	-0.7%	24,424,037	24,411,330	0.1%
Weighted-average common shares outstanding - diluted	24,253,187	24,917,422	-2.7%	24,900,401	24,970,941	-0.3%

Reconciliation of Non-GAAP measures:

GAAP net income(loss) reported above	$(606)	$255		$3,101	$5,188
After tax impact on:
- loss related to escrow arrangement	2,293	—		2,293	—
- legal expenses related to escrow arrangement	229	—		229	—
- impairment of goodwill and other intangible assets	—	1,903		—	1,903
Total losses recorded, after tax	2,522	1,903		2,522	1,903

Operating earnings, excluding losses reported above:	$1,916	$2,158	-11.2%	$5,623	$7,091	-20.7%

Operating earnings per common share - diluted (excluding losses reported above)	$0.08	$0.09	-8.8%	$0.23	$0.28	-20.5%

Cardinal Financial Corporation and Subsidiaries

Selected Financial Information

(Dollars in thousands, except per share data and ratios)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Income Statements:
Interest income	$25,545	$22,866	$74,538	$64,276
Interest expense	15,212	12,446	44,137	32,750
Net interest income	10,333	10,420	30,401	31,526
Provision for loan losses	915	230	1,670	870
Net interest income after provision for loan losses	9,418	10,190	28,731	30,656
Non-interest income	4,743	4,962	15,361	15,666
Non-interest expense	15,469	15,045	40,140	38,925
Net income before income taxes	(1,308)	107	3,952	7,397
Provision for income taxes	(702)	(148)	851	2,209
Net income (loss)	$(606)	$255	$3,101	$5,188

			September 30, 2007	September 30, 2006
Balance Sheet Data:
Total assets			$1,677,600	$1,549,145
Loans receivable, net of fees			973,518	806,591
Allowance for loan losses			(10,857)	(9,205)
Loans held for sale			144,448	258,062
Total investment securities			426,257	332,987
Total deposits			1,137,870	1,176,859
Other borrowed funds			322,388	151,053
Total shareholders' equity			156,061	152,607

Common shares outstanding			24,254	24,397

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2007	2006	2007	2006
Selected Average Balances:
Total assets	$1,659,440	$1,488,842	$1,640,185	$1,432,408
Loans receivable, net of fees	946,923	778,913	898,984	747,237
Allowance for loan losses	(10,512)	(8,970)	(10,096)	(8,677)
Loans held for sale	233,646	275,885	261,505	264,994
Total investment securities	379,404	348,027	355,607	331,774
Interest earning assets	1,575,920	1,423,628	1,557,233	1,377,044
Total deposits	1,151,490	1,159,939	1,194,068	1,102,939
Other borrowed funds	319,767	154,047	264,551	157,372
Total shareholders' equity	156,967	152,198	157,370	150,941
Weighted Average:
Common shares outstanding - basic	24,253	24,431	24,424	24,411
Common shares outstanding - diluted	24,253	24,917	24,900	24,971

Per Common Share Data:
Basic net income (loss)	$(0.02)	$0.01	$0.13	$0.21
Fully diluted net income (loss)	(0.02)	0.01	0.12	0.21
Book value	6.43	6.26	6.43	6.26
Tangible book value(1)	5.82	5.67	5.82	5.67

Performance Ratios:
Return on average assets	-0.15%	0.07%	0.25%	0.48%
Return on average equity	-1.54%	0.67%	2.63%	4.58%
Net interest margin(2)	2.65%	2.93%	2.63%	3.05%
Efficiency ratio(3)	77.08%	78.78%	79.30%	76.28%
Non-interest income to average assets	1.14%	1.33%	1.25%	1.46%
Non-interest expense to average assets	3.73%	4.04%	3.26%	3.62%

Asset Quality Data:
Annualized net charge-offs to average loans receivable, net of fees			0.07%	0.00%
Nonaccrual loans to loans receivable, net of fees			0.01%	0.03%
Nonaccrual loans to total assets			0.01%	0.02%
Allowance for loan losses to loans receivable, net of fees			1.12%	1.14%
Allowance for loan losses to nonperforming loans			12624.4%	3726.7%

Capital Ratios:
Tier 1 risk-based capital			12.50%	14.01%
Total risk-based capital			13.36%	14.83%
Leverage capital ratio			9.81%	10.79%

(1)	Tangible book value is calculated as total shareholders' equity, adjusted for changes in other comprehensive income, less goodwill and other intangible assets, divided by common shares outstanding.
(2)	Net interest margin is calculated as net interest income divided by total average earning assets and reported on a tax equivalent basis at a rate of 35%.
(3)

Efficiency ratio is calculated as total non-interest expense divided by the total of net interest income and non-interest income, excluding loss on escrow arrangement during 2007 and the impairment loss during 2006.

Cardinal Financial Corporation and Subsidiaries

Average Statements of Condition and Yields on Earning Assets and Interest-Bearing Liabilities

Three and Nine Months Ended September 30, 2007 and 2006

(Dollars in thousands)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	September 30, 2007		September 30, 2006		September 30, 2007		September 30, 2006
	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield	Average Balance	Average Yield
Interest-earning assets:
Loans receivable, net of fees(1)
Commercial and industrial	$108,266	7.88%	$86,592	7.61%	$106,764	7.67%	$80,964	7.26%
Real estate - commercial	385,432	6.80%	294,680	6.63%	354,731	6.70%	281,599	6.60%
Real estate - construction	171,846	8.47%	146,803	8.76%	164,295	8.43%	138,066	8.30%
Real estate - residential	200,792	5.48%	173,942	5.32%	199,342	5.46%	166,637	5.18%
Home equity lines	72,365	7.25%	71,888	7.39%	66,832	7.35%	75,146	6.82%
Consumer	8,222	7.96%	5,008	7.75%	7,020	8.08%	4,825	7.63%
Total loans	946,923	7.00%	778,913	6.93%	898,984	6.91%	747,237	6.57%

Loans held for sale	233,646	7.29%	275,885	7.53%	261,505	7.11%	264,994	7.42%
Investment securities - trading	—	0.00%	—	0.00%	15	4.61%	—	0.00%
Investment securities - available-for-sale(1)	293,554	5.04%	243,259	4.75%	264,249	4.92%	222,847	4.57%
Investment securities - held-to-maturity	85,850	4.17%	104,768	4.12%	91,343	4.17%	108,927	4.05%
Other investments	10,944	6.05%	5,584	6.03%	9,893	5.96%	6,152	5.67%
Federal funds sold(1)	5,003	5.69%	15,219	4.71%	31,244	5.28%	26,887	4.55%
Total interest-earning assets	1,575,920	6.51%	1,423,628	6.44%	1,557,233	6.41%	1,377,044	6.23%

Non-interest earning assets:
Cash and due from banks	5,659		4,966		7,297		6,766
Premises and equipment, net	19,347		20,528		19,835		19,560
Goodwill and intangibles, net	17,341		20,425		17,403		20,514
Accrued interest and other assets	51,685		28,265		48,513		17,201
Allowance for loan losses	(10,512)		(8,970)		(10,096)		(8,677)

TOTAL ASSETS	$1,659,440		$1,488,842		$1,640,185		$1,432,408

Interest-bearing liabilities:
Interest-bearing deposits	$1,028,312	4.39%	$1,040,491	4.07%	$1,070,447	4.39%	$988,050	3.74%
Other borrowed funds	319,767	4.76%	154,047	4.55%	264,551	4.52%	157,372	4.37%
Total interest-bearing liabilities	1,348,079	4.48%	1,194,538	4.13%	1,334,998	4.42%	1,145,422	3.82%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	123,178		119,448		123,621		114,889
Other liabilities	31,216		22,658		24,196		21,156

Shareholders' equity	156,967		152,198		157,370		150,941

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,659,440		$1,488,842		$1,640,185		$1,432,408

NET INTEREST MARGIN(1)		2.65%		2.93%		2.63%		3.05%

(1)

The average yields for loans receivable, investment securities available-for-sale and fed funds sold (which includes investments in money market preferred stock) are reported on a fully taxable-equivalent basis at a rate of 35%.

Cardinal Financial Corporation and Subsidiaries

Segment Reporting at and for the Three and Nine Months Ended September 30, 2007 and 2006

(Dollars in thousands)

(Unaudited)

At and for the Three Months Ended September 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,969	$767	$—	$(403)	$—	$10,333
Provision for loan losses	915	—	—	—	—	915
Non-interest income	1,029	2,601	1,101	12	—	4,743
Non-interest expense	7,533	2,697	4,363	876	—	15,469
Provision for income taxes	715	242	(1,222)	(437)	—	(702)
Net income (loss)	$1,835	$429	$(2,040)	$(830)	$—	$(606)
Reconciliation of Non-GAAP measures:
After tax impact on:
- loss related to escrow arrangement	$—	$—	$2,293	$—	$—	$2,293
- legal expenses related to escrow arrangement	—	—	—	229	—	229
Total losses recorded, after tax	—	—	2,293	229	—	2,522
Operating earnings, excluding losses reported above	$1,835	$429	$253	$(601)	$—	$1,916

Average Assets	$1,650,498	$239,395	$4,247	$173,802	$(408,502)	$1,659,440

At and for the Three Months Ended September 30, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$9,565	$1,126	$—	$(271)	$—	$10,420
Provision for loan losses	230	—	—	—	—	230
Non-interest income	759	3,341	849	13	—	4,962
Non-interest expense	6,972	3,615	3,912	546	—	15,045
Provision for income taxes	893	305	(1,093)	(253)	—	(148)
Net income (loss)	$2,229	$547	$(1,970)	$(551)	$—	$255
Reconciliation of Non-GAAP measures:
After tax impact on:
- impairment of goodwill and other intangible assets	$—	$—	$1,903	$—	$—	$1,903
Total losses recorded, after tax	—	—	1,903	—	—	1,903
Operating earnings, excluding losses reported above	$2,229	$547	$(67)	$(551)	$—	$2,158

Average Assets	$1,470,211	$276,383	$7,602	$158,898	$(424,252)	$1,488,842

At and for the Nine Months Ended September 30, 2007:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$29,055	$2,319	$—	$(973)	$—	$30,401
Provision for loan losses	1,670	—	—	—	—	1,670
Non-interest income	3,052	9,036	3,236	37	—	15,361
Non-interest expense	22,693	9,045	6,267	2,135	—	40,140
Provision for income taxes	2,365	828	(1,283)	(1,059)	—	851
Net income (loss)	$5,379	$1,482	$(1,748)	$(2,012)	$—	$3,101
Reconciliation of Non-GAAP measures:
After tax impact on:
- loss related to escrow arrangement	$—	$—	$2,293	$—	$—	$2,293
- legal expenses related to escrow arrangement	—	—	—	229	—	229
Total losses recorded, after tax	—	—	2,293	229	—	2,522
Operating earnings, excluding losses reported above	$5,379	$1,482	$545	$(1,783)	$—	$5,623

Average Assets	$1,628,777	$265,305	$4,680	$169,925	$(428,502)	$1,640,185

At and for the Nine Months Ended September 30, 2006:

	Commercial	Mortgage	Wealth Management &		Intersegment
	Banking	Banking	Trust Services	Other	Elimination	Consolidated
Net interest income	$28,921	$3,405	$—	$(800)	$—	$31,526
Provision for loan losses	870	—	—	—	—	870
Non-interest income	2,527	10,618	2,487	34	—	15,666
Non-interest expense	20,077	11,604	5,543	1,701	—	38,925
Provision for income taxes	3,290	853	(1,071)	(863)	—	2,209
Net income (loss)	$7,211	$1,566	$(1,985)	$(1,604)	$—	$5,188
Reconciliation of Non-GAAP measures:
After tax impact on:
- impairment of goodwill and other intangible assets	$—	$—	$1,903	$—	$—	$1,903
Total losses recorded, after tax	—	—	1,903	—	—	1,903
Operating earnings, excluding losses reported above	$7,211	$1,566	$(82)	$(1,604)	$—	$7,091

Average Assets	$1,417,778	$268,592	$7,397	$159,849	$(421,208)	$1,432,408